Selling, general and administrative expenses	12 Months Ended
Dec. 31, 2021
Selling, general and administrative expenses
Selling, general and administrative expenses

(25) Selling, general and administrative expenses

Included in selling, general and administrative expenses in 2021 are expenses for sales and marketing in the amount of k€ 9,422 (2020: k€ 9,503; 2019: k€ 9,094). Other administrative expenses in 2021 amount to k€ 96,023 (2020: k€ 67,356; 2019: k€ 57,452). The increase in general and administrative expenses in 2021 compared to 2020 as well as 2019, is in particular due to personnel expenses as a result of significant company growth. Included in selling, general and administrative expenses are amortisation for intangible assets and depreciation for property, plant and equipment of k€ 24,957 (2020: k€ 19,840; 2019: k€ 17,466)